EX-99.23(d)(163)

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      MELLON CAPITAL MANAGEMENT CORPORATION

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of February 18, 2004, as amended ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the JNL Series Trust.

     WHEREAS, the parties wish to amend the Agreement in order to delete the JNL/ Mellon Capital Management Enhanced S&P 500 Stock Index Fund, which is being merged into the JNL/Mellon Capital Management S&P 500 Index Fund of JNL Series Trust

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 6, 2009, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 6, 2009, attached hereto.

     3. Schedule C to the Agreement is hereby deleted and replaced in its entirety with Schedule C dated April 6, 2009, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 6th day of April, 2009.


JACKSON NATIONAL ASSET                            MELLON CAPITAL MANAGEMENT
MANAGEMENT, LLC                                   CORPORATION


By:                                               By:
Name:  MARK D. NERUD                              Name:
Title:   PRESIDENT                                Title:

                                   SCHEDULE A
                                  APRIL 6, 2009
                                     (Funds)

 -------------------------------------------------------------------------------
                JNL/Mellon Capital Management S&P 500 Index Fund
 -------------------------------------------------------------------------------
             JNL/Mellon Capital Management S&P 400 MidCap Index Fund
 -------------------------------------------------------------------------------
               JNL/Mellon Capital Management Small Cap Index Fund
 -------------------------------------------------------------------------------
             JNL/Mellon Capital Management International Index Fund
 -------------------------------------------------------------------------------
                  JNL/Mellon Capital Management Bond Index Fund
 -------------------------------------------------------------------------------
                 JNL/Mellon Capital Management European 30 Fund
 -------------------------------------------------------------------------------
                JNL/Mellon Capital Management Pacific Rim 30 Fund
 -------------------------------------------------------------------------------
                    JNL/S&P Moderate Retirement Strategy Fund
 -------------------------------------------------------------------------------
                JNL/S&P Moderate Growth Retirement Strategy Fund
 -------------------------------------------------------------------------------
                     JNL/S&P Growth Retirement Strategy Fund
 -------------------------------------------------------------------------------
                       JNL/S&P Competitive Advantage Fund
 -------------------------------------------------------------------------------
                      JNL/S&P Dividend Income & Growth Fund
 -------------------------------------------------------------------------------
                          JNL/S&P Intrinsic Value Fund
 -------------------------------------------------------------------------------
                            JNL/S&P Total Yield Fund
 -------------------------------------------------------------------------------

                                   SCHEDULE B
                                  APRIL 6, 2009
                                 (Compensation)


----------------------------------------------------------------------------
                JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
------------------------------------------------------- --------------------
Next $50 million                                                0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
            JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
------------------------------------------------------- --------------------
Next $50 million                                                0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
               JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
------------------------------------------------------- --------------------
Next $50 million                                                0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
             JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
------------------------------------------------------- --------------------
Next $50 million                                                0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND
----------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
------------------------------------------------------- --------------------
Next $50 million                                                0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                 JNL/MELLON CAPITAL MANAGEMENT EUROPEAN 30 FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $50 million                                               0.09%
------------------------------------------------------- --------------------
$50 to $100 million                                             0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
               JNL/MELLON CAPITAL MANAGEMENT PACIFIC RIM 30 FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $50 million                                               0.09%
------------------------------------------------------- --------------------
$50 to $100 million                                             0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                   JNL/S&P MODERATE RETIREMENT STRATEGY FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $100 million                                              0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $100 million                                              0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                    JNL/S&P GROWTH RETIREMENT STRATEGY FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $100 million                                              0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                       JNL/S&P COMPETITIVE ADVANTAGE FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $100 million                                              0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                     JNL/S&P DIVIDEND INCOME & GROWTH FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $100 million                                              0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                          JNL/S&P INTRINSIC VALUE FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $100 million                                              0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                            JNL/S&P TOTAL YIELD FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $100 million                                              0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------

                                   SCHEDULE C
                                  APRIL 6, 2009
                             (Investment Objectives)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

The JNL/Mellon Capital Management S&P 500 Index Fund seeks to match the performance of the S&P 500(R) Index with minimal tracking error. The strategy is constructed to mirror the Index to provide long-term capital growth by investing in equity securities of large domestic companies.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

The JNL/Mellon Capital Management S&P 400 MidCap Index Fund seeks to match the performance of the S&P 400(R) Index with minimal tracking error. The strategy is constructed to mirror the Index to provide long-term capital growth by investing in equity securities of medium capitalization weighted domestic companies.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

The JNL/Mellon Capital Management Small Cap Index Fund seeks to match the performance of the Russell 2000(R) Index with minimal tracking error. The strategy is constructed to mirror the index to provide long-term capital growth by investing in equity securities of small size domestic companies.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

The JNL/Mellon Capital Management International Index Fund seeks to match the performance of the Morgan Stanley Capital International (MSCI) Europe Australiasia Far East (EAFE) Free Index with minimal tracking error. The strategy is constructed to mirror the Index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the Index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

The  JNL/Mellon   Capital   Management  Bond  Index  Fund  seeks  to  match  the
characteristics and performance of the Lehman Brothers Aggregate Index with minimal tracking error. The strategy is constructed to mirror the Index to provide safety of principal and a moderate rate of income by investing in domestic fixed income instruments (bonds).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 JNL/MELLON CAPITAL MANAGEMENT EUROPEAN 30 FUND

The investment objective of the JNL/Mellon Capital Management European 30 Fund is to provide capital appreciation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                JNL/MELLON CAPITAL MANAGEMENT PACIFIC RIM 30 FUND

The investment objective of the JNL/Mellon Capital Management Pacific Rim 30 Fund is to provide capital appreciation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    JNL/S&P MODERATE RETIREMENT STRATEGY FUND

The JNL/S&P Moderate Retirement Strategy Fund seeks capital growth, and secondarily, seeks current income by investing in Underlying Exchange Traded Funds ("ETFs").

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND

The JNL/S&P Moderate Growth Retirement Strategy Fund seeks capital growth and current income by investing in Underlying Exchange Traded Funds ("ETFs").

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     JNL/S&P GROWTH RETIREMENT STRATEGY FUND

The  JNL/S&P  Growth  Retirement   Strategy  Fund  seeks  capital  growth,   and
secondarily, seeks current income by investing in Underlying Exchange Traded Funds ("ETFs").

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       JNL/S&P COMPETITIVE ADVANTAGE FUND

The JNL/S&P Competitive Advantage Fund seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 that are, in the opinion of the Sub-Adviser, profitable, predominantly higher-quality, and larger capitalization companies. In selecting the companies, the Sub-Adviser looks for companies, which are in the top decile by return on invested capital with the lowest market-to-book multiples.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      JNL/S&P DIVIDEND INCOME & GROWTH FUND

The JNL/S&P Dividend Growth & Income Fund seeks primarily capital appreciation with a secondary focus on current income by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 which have the highest indicated annual dividend yields ("Dividend Yield") within their sector, subject to the screening process described herein. The three stocks with the highest Dividend Yield are selected from each of 10 economic sectors in the S&P 500.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          JNL/S&P INTRINSIC VALUE FUND

The JNL/S&P Intrinsic Value Fund seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of the Sub-Adviser, larger, predominantly higher-quality companies with strong free cash flows and low external financing needs.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            JNL/S&P TOTAL YIELD FUND

The JNL/S&P Total Yield Fund seeks capital appreciation by investing approximately equal amounts in the common stock of the 30 companies included in S&P 500 with the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders), subject to the screening process described herein. The Sub-Adviser seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------